UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2016

ENTERPRISE FINANCIAL SERVICES CORP

(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec, St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(314) 725-5500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 1, 2016, Enterprise Financial Services Corp (“Enterprise”) completed its public offer and sale of $50,000,000 aggregate principal amount of its 4.75% Fixed-to-Floating Rate Subordinated Notes (“Notes”) pursuant to an Underwriting Agreement with Sandler O’Neill & Partners, L.P. (the “Underwriter”), as described in a Form 8-K filed by Enterprise with the Securities and Exchange Commission on October 28, 2016 (the “Notes Offering”).

The Notes were issued pursuant to a Subordinated Debt Securities Indenture, dated November 1, 2016 (the “Base Indenture”), by and between Enterprise and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated November 1, 2016 (the “Supplemental Indenture” together with the Base Indenture, the “Indenture”), by and between Enterprise and the Trustee.

The Notes have been registered under the Securities Act of 1933 by a registration statement on Form S-3 (Registration No. 333-197818) filed on August 1, 2014, as amended on August 18, 2014 (the “Registration Statement”). The Notes will bear interest at the rate of 4.75% per annum, with interest payable semiannually in arrears on May 1 and November 1 of each year, commencing May 1, 2017. Commencing November 1, 2021, the interest rate on the Notes resets quarterly to the three-month LIBOR rate plus a spread of 338.7 basis points, payable quarterly in arrears. On or after November 1, 2021, the Company will have the option to redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Subordinated Notes to be redeemed plus accrued interest, subject to applicable regulatory approval. The Notes will mature on November 1, 2026.

Enterprise’s obligation to make payments of principal and interest on the Notes is subordinate and junior in right of payment to all of its “Senior Debt” (as defined in the Indenture).

The terms of the Notes are more fully described in a prospectus supplement dated October 27, 2016 to the prospectus. The Base Indenture, the Supplemental Indenture and the Form of Note are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference. The description of the Base Indenture, the Supplemental Indenture and the Form of Note does not purport to be complete and is qualified in its entirety by reference to such exhibit.

In connection with the issuance and sale of the Notes, Reed Smith LLP has delivered an opinion to Enterprise, attached as Exhibit 5.1 to this Report on Form 8-K, that the Notes constitute valid and binding obligations of Enterprise. This Current Report on Form 8-K is being filed to incorporate such opinion by reference into the Registration Statement.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Subordinated Debt Securities Indenture, dated as of November 1, 2016 between Enterprise Financial Services Corp and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of November 1, 2016 between Enterprise Financial Services Corp and U.S. Bank National Association, as trustee.

4.3	Form of 4.75% Fixed-to-Floating Rate Subordinated Note due November 1, 2026.

5.1	Opinion of Reed Smith LLP.

23.1	Consent of Reed Smith LLP (included in Exhibit 5.1).

99.1	Press Release of the Company, dated November 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date: November 1, 2016	By:	/s/ Mark G. Ponder
Mark G. Ponder
Senior Vice President and Controller